                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 4, 2003
                                                         ----------------

                              Post Properties, Inc.
                           Post Apartment Homes, L.P.
             (Exact name of registrant as specified in its charter)

                                     Georgia
                                     Georgia
                                     -------
                 (State or other jurisdiction of incorporation)

                                     1-12080
                                     0-28226
                                     -------
                            (Commission File Number)

                                   58-1550675
                                   58-2053632
                                   ----------
                      (IRS Employer Identification Number)


            4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327
            ---------------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (404) 846-5000
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

Exhibit
Number            Description
------            -----------

99.1              Supplemental financial information



ITEM 12.  DISCLOSURE OF FINANCIAL RESULTS AND FINANCIAL CONDITION.


     On November 3, 2003, Post Properties, Inc. (the "Company" and together with Post Apartment Homes, L.P., the "Registrants") issued an Earnings Release and Supplemental Financial Data announcing its financial results for the quarterly period ended September 30, 2003. The Earnings Release and Supplemental Financial Data contained information about the Registrants' financial condition and results of operations for the quarterly period ended September 30, 2003. The Supplemental Financial Data contained an inaccuracy on page 22, Table 1, related to the comparative results for the prior three-month period ended June 30, 2003. The attached exhibit 99.1 includes the revised financial information. The complete Supplemental Financial Data, including the revised page 22, is available on the Company's website.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  November 4, 2003.

                                            POST PROPERTIES, INC.


                                            By: /s/ David P. Stockert
                                                --------------------------------
                                                   David P. Stockert
                                                   President and
                                                   Chief Executive Officer

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  November 4, 2003.

                                       POST APARTMENT HOMES, L.P.

                                       By:      POST GP HOLDINGS, INC.,
                                                as General Partner


                                       By:       /s/ David P. Stockert
                                       ----------------------------------------
                                                    David P. Stockert
                                                    President and
                                                    Chief Executive Officer

                                  EXHIBIT INDEX



Earnings            Description
----------------    ----------------------------------------------
99.1                Supplemental financial information